                                                                  Rule 424(b)(3)
                                                      Registration No. 333-34652

                     LORAL SPACE AND COMMUNICATIONS LIMITED

               PROSPECTUS SUPPLEMENT NO. 8 DATED FEBRUARY 22, 2001
                        TO PROSPECTUS DATED MAY 10, 2000

     The Selling Holders table on pages 47 - 48 of the Prospectus is hereby amended to add the following selling holder.

                                                         Number of Shares    Number of Shares
                                                           of Preferred       of Conversion
Selling Holders                                                Stock              Shares
---------------                                          ----------------    ----------------
Goldman Sachs and Company                                     90,000             226,925


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* Additional shares only; does not include shares already listed in the Prospectus.